Morgan Stanley Non-Deal Investor Roadshow April 2009 Exhibit 99.1

This presentation contains certain estimates, predictions, projections, assumptions and other forward-looking statements that involve various risks and uncertainties. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this report. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates,"
"forecasts," "budgets," "projects," "will," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. For a discussion of certain of those risks, please read "Risk Factors" in Item 1A of both NuStar Energy
L.P's and NuStar GP Holdings, LLC's respective annual reports on Form 10-K for the year ended December 31, 2008 and each entity’s subsequent quarterly reports as filed with the Securities and Exchange Commission.
Forward Looking Statements

NuStar Overview

NuStar Energy L.P. is a leading publicly
traded growth-oriented partnership (NYSE:
NS) with a market capitalization of
approximately $2.6 billion and an enterprise
value of approximately $4.5 billion
One of the largest independent petroleum
pipeline and terminal operators in the U.S.
and one of the largest asphalt refiners and
marketers in the U.S.
Has delivered record performances since its
IPO in 2001
Expect to be ranked on the Fortune 500
Listing for the first time ever based on 2008
results
NuStar GP Holdings, LLC (NYSE: NSH)
holds the 2% general partner interest and
incentive distribution rights
NuStar Overview
4
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (4/6/09): $48.00 $21.17
Annual Distribution/Unit: $4.23 $1.72
Yield (4/6/09): 8.81% 8.12%
Market Equity Capitalization: $2,614 million $901 million
Enterprise Value: $4,464 million $905 million
Total Assets (12/31/08): $4,460 million $573 million
Debt/Capitalization (12/31/08): 46.2% n/a
83.2%
Membership Interest
79.6%
L.P. Interest
Public Unitholders
35,409,951 NSH Units
Public Unitholders
44,218,943 NS Units
16.8%
Membership Interest
2.0% G.P. Interest
18.4% L.P. Interest
Incentive Distribution Rights
William E. Greehey
7,138,920 NSH Units
NYSE:  NSH
NYSE: NS

High quality, large and diverse asset footprint with
operations in eight different countries including the
U.S., Mexico, Netherlands, Netherland Antilles (i.e.
Caribbean), England, Ireland, Scotland and Canada
Third largest independent liquids terminal operator in
the world and second largest in the U.S. that
provides significant growth opportunities
No. 1 asphalt supplier in the U.S. market and No. 3
asphalt production capacity in the U.S.
Expect asphalt operations to provide further upside to
financial results as asphalt markets continue to tighten
What Sets NuStar Apart from its Peers
5
Investment grade credit rating with demonstrated access to capital markets in difficult conditions
Do not anticipate need to access capital markets in 2009 except for accretive acquisitions
Lower cost of capital
Top Incentive Distribution Rights (IDRs) capped at 25% vs. 50% for most MLPs
Strong corporate culture of taking care of employees, making safety a top priority, achieving operational excellence and contributing time and money to our communities
Recognized in 2008 as one of the best places to work for in America and for our strong safety record
Experienced and proven management team with substantial equity ownership and industry experience

Assets Stats:
8,491 miles of crude oil and refined
product pipelines
82 terminal facilities and four crude
oil storage tank facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries capable of
processing 104,000 bpd of crude oil
Asset Overview

37%
35%
28%
Percent of 2008 Segment Operating
Income
Diversification of operations provides various earnings streams and reduces risk
Approximately 72% of NuStar Energy’s segment operating income in 2008 resulted from stable, fee-based operations
Remainder of segment operating income related to margin-based asphalt and fuels marketing segment
Storage (~37%)
Transportation (~35%)
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines
Crude Oil Pipelines
Asphalt & Fuels Marketing (~28%)
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil Marketing
Bunkering/Other
Diversified Operations

Independent Liquids Storage Capacity
(Millions of Barrels)
8
8
10
12
16
20
24
25
31
34
39
60
85
91
91
104
171
Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world and second largest in the U.S.
Completed majority of expansion projects under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Source:  Company Websites & Management Presentations

$68
$86
$102
$154
$214
$221
$319
2002 2003 2004 2005 2006 2007 2008
Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
Record Growth Every Year,
Has Translated Into…
9
$77
$112
$133
$219
$322
$353
$492
2002 2003 2004 2005 2006 2007 2008
2008 was a record year financially primarily due to contribution from asphalt operations and growth projects
Despite a weaker economy, expect 2009 to be another record year for NuStar due to higher results from all three of our business segments:  Transportation, Storage and Asphalt and
Fuels Marketing
Continue to expect first quarter 2009 earnings to be in the range of 25 to 50 cents per unit
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations

…Consistent Distribution Growth While Maintaining a
Solid Distribution Coverage Ratio
$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NS Annual Distribution Since IPO
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NSH Annual Distribution Since IPO
$1.28
$1.38
$1.58
2006 2007 2008
**
10
~8.0% CAGR
~11% CAGR
NS Distribution Coverage Applicable to LPs
Targeting distribution increases at NS and NSH in
2009 – increases dependent on NuStar Energy
L.P.’s performance, growth opportunities and global
economic, financial and capital market conditions
1.20x
1.25x
1.28x
1.30x
1.19x
1.16x
1.10x
1.33
2001 2002 2003 2004 2005 2006 2007 2008

NuStar Companies Beating Peers
and Market Indices
NS 3%
S&P 500 (37)%
AMZ Index (26)%
NSH Peers (25)%
NSH (13)%
Total Return - Last Twelve Months (LTM)
Despite the market turmoil, both NuStar companies have weathered the storm well, significantly beating their respective peer groups and market indices
Outperformance suggests bullish view on asphalt business, solid 2009 outlook and defensive nature of business
Source:  Barclay’s Capital
11
Note:  NSH GP Peers Total Return Index is weighted on market capitalization of each company and includes the following companies: AHD, AHGP, BGH, EPE,
ETE, HPGP,  MGG, and NRGP.
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
4/4/08 6/4/08 8/4/08 10/4/08 12/4/08 2/3/09 4/6/09

2009 Outlook

2009 Outlook –
Transportation Segment
Slightly lower volumes but a tariff increase of around
7.5% effective July 1, 2009 should contribute higher
operating income in 2009 over 2008
Despite a weak economy, expect transportation
pipeline volumes to be only slightly lower in 2009
versus 2008
New pipeline business, an anticipated reduced refinery
maintenance schedule and a new pipeline project
expected to start-up in July should help NuStar achieve
these volumes in 2009
NuStar is more insulated from weaker demand compared
to other refined product pipelines
Benefit from market areas that are more
agricultural versus population center based
Although not included in the current forecast, a gradual recovery in refined product demand by the second half of 2009 due to a combination of lower fuels prices, stabilizing economy and stimulus initiatives could result in higher throughputs
Heavy planned refinery maintenance, primarily at the Valero Energy refineries we serve, and poor weather negatively impacted first quarter 2009 pipeline volumes
Expect a much lighter planned maintenance schedule for the remainder of the year
NuStar’s 2008 Pipeline Receipts by Commodity
Other*
68%
Gasoline
32%
* Other includes crude oil, fuel oil, ammonia, jet fuel,
propane, naphtha and light refined product ends

2009 Outlook –
Storage Segment
Storage segment should also see better results in 2009 as
we benefit from a full year’s contribution primarily from the projects completed under our $400 million construction
program, or an incremental $22 million of operating
income
Lower throughputs in our storage segment, primarily due
to heavy planned refinery maintenance at Valero Energy
refineries we serve, should not have a material impact to
our results
Approximately 90% of our revenues in the storage segment
come from leased assets or assets connected to pipelines in
our transportation segment
Expect to benefit from contango markets to the extent that
certain of our storage contract revenues are up for
renewal:
Contract renewals:
29% - 1 Year or Less
28% - 1 to 3 Years
23% - 3 to 5 Years
19% - Greater than 5 Years

2009 Outlook –
Asphalt Operations
Continue to expect the 2009 EBITDA contribution from
asphalt operations to be in the same range previously
communicated in the fourth quarter 2008 earnings
conference call
Expect a higher margin per barrel and slightly higher sales
volumes assuming the impact from the stimulus package
kicks in by late 2009
Continue to target a 50 percent holdback of cash flows
from the asphalt business
PDVSA crude oil cuts not expected to have a material
impact to NuStar Energy L.P.’s financial results in 2009
Currently receiving full contract volumes and have
received no indication of further cuts

Asphalt Fundamentals

-5.0
5.0
15.0
25.0
35.0
45.0
55.0
 2004   2005   2006   2007   2008
Imports Exports Net Imports
Despite lower asphalt demand, a combination of higher crude oil prices and tight asphalt supply resulted in historic asphalt prices and margins in 2008
New Jersey asphalt prices climbed from around $350 per short ton at the start of the season to over $800 per short ton during the peak asphalt season
Lack of asphalt imports was one of the main contributing factors as to why asphalt supply was tight in 2008
Venezuela has not exported any asphalt to the U.S. since January 2008
U.S. asphalt inventories at the end of January 2009 were 3% lower than the five-year average setting up for tight supply in 2009
U.S. Asphalt Inventories (000 barrels)
Source of data for graphs: New Jersey Department of Transportation and U.S. Energy Information Administration
Tight Asphalt Fundamentals in 2008 Bode
Well for 2009
17
U.S. Asphalt Imports/Exports (mbpd)
10,000
20,000
30,000
40,000
50,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

One of the driving factors for tighter asphalt supply in
2009 should be continuing low refinery utilization rates as
a result of recent macroeconomic weakness and resulting
lower refining margins
Increased ethanol blending and imports of gasoline and diesel also result in lower refinery utilization, lower crude inputs and less asphalt production
Continue to expect lack of asphalt imports to also be a
contributing factor to tighter supply in 2009
While a lower GDP forecast is expected to soften asphalt
demand, stimulus spending should help mitigate the
impact
Unlike 2008, lower crude oil and lower asphalt prices should limit demand destruction in 2009
An improving economy should result in increased asphalt
demand
Foreign stimulus efforts also expected to support global
asphalt demand
Downward pressure in the asphalt price in 1Q09 is
primarily the result of lower crude oil prices, seasonally
poor weather and lack of winter-fill demand from large
asphalt storage company who has exited the business
Expect to see the asphalt price respond to the tight
supply/demand balance as weather improves and the asphalt
season kicks off
Source of data for graphs:  U.S. Energy Information Administration and New Jersey Department of Transportation
Expect Low Refinery Utilization Rates to Tighten
Asphalt Markets Even More in 2009 and Beyond
18
NJ Asphalt Cement Price Index
($ per short ton)
U.S. Refinery Utilization Rate vs. U.S. Asphalt Production
$100
$200
$300
$400
$500
$600
$700
$800
$900
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.
75.0%
80.0%
85.0%
90.0%
95.0%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
250
300
350
400
450
500
550
Refinery Utilization (%) Asphalt Production (MBPD)

$10.00
$30.00
$50.00
$70.00
$90.00
$110.00
$130.00
Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09
Lower Availability of Heavier, Sour Crudes Expected
to Drive Less Asphalt Production Near-Term
19
Comparative Crude Oil Prices ($ per barrel)
Spread b/w WTI and
Venezuelan crudes
currently around $5 to
$15 per barrel.
Differentials between light, sweet and heavy, sour crudes have recently narrowed due to OPEC cuts of heavier, sour barrels and WTI price weakness
NuStar is still seeing good discounts for the Venezuela crudes that are being purchased
Near-term, lower availability of heavier, sour crudes expected to result in less bottoms being produced, including asphalt
While we expect differentials to remain narrow in the near-term, should see the differentials widen as the economy and demand for refined products improve
WTI * Mexican Maya *
BCF-13 ** Boscan **
* Source: Platts
** Source:  Company

Announced U.S. Coker Projects:
Longer Term Asphalt Story
Continues to be Bullish
Source:  PIRA Refinery Database; Company Information
20
Impact of coker projects on asphalt supply still intact despite some projects delays/cancellations
85% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects -
expansions that are expected to have a very high likelihood of occurring)
Combination of low refinery utilization rates, improving economy, lack of imports and coker projects coming on-
line should result in tighter asphalt markets and better-than-historic asphalt prices and margins over the next several years
No. Refinery PADD
Announced Coker
Capacity (Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                             8.0                         1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                             10.0                       1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                           75.0                       1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                             -                       3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                           -                       4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0                           11.0                       4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                           -                       4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                           -                       1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                             11.0                       2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                             -                       2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                             -                       4Q 2008 Firm
12 Marathon - Garyville, Louisiana III 44.0                           180.0                     4Q 2009 Firm
13 Valero - St. Charles, Lousiana III 10.0                           45.0                       1Q 2010 Firm
14 Hunt - Tuscaloosa, Alabama III 18.5                           15.0                       3Q 2010 Firm
15 ConocoPhillips - Wood River, Illinois II 65.0                           55.0                       1Q 2011 Firm
16 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                           -                       1Q 2011 Firm
17 BP/Husky - Toledo, Ohio II 25.0                           -                       1Q 2011 Firm
18 Pasadena Refining System - Pasadena, Texas III 29.0                           100.0                     2Q 2011 Probable
19 BP - Whiting, Indiana II 95.0                           30.0                       1Q 2012 Firm
20 Motiva - Port Arthur, Texas III 40.0                           325.0                     1Q 2012 Firm
21 ConocoPhillips - Borger, Texas III 20.0                           34.0                       2Q 2012 Probable
22 Marathon - Detroit, Michigan II 28.0                           13.0                       2Q 2012 Probable
Total US Expansion 545.2                         912.0

Status of U.S. Highway Funding
Stimulus Package Expected to Benefit Asphalt Demand

* Source:  Proposed funding based on media reports and internal estimates
Actual and Proposed Federal Highway Funding ($ in billions)*
$37.1
$38.1
$40.4
$41.8
$49.3
Stimulus Funds
SAFETEA-LU
$66.6
$70.8
$75.0
$77.0
$78.0
New SAFETEA-LU funding for FY2010-2014 estimated at $300-500 Billion, a 75% increase over the current bill*
Congress already considering reauthorization of funding in early 2009
Funding options include federal gas tax increase, indexing user fees for inflation adjustment, bonds and tolls
The American Recovery and Revitalization Act provides $29 billion for transportation infrastructure investments
$27.5 billion for highways and an additional $1.5 billion for discretionary surface transportation projects
Expect approximately 85 percent of the $29 billion of funding to go towards asphalt with the remainder to concrete
Need to quickly implement projects favors maintenance vs. new builds, increasing asphalt consumed per dollar spent
50% of the $27.5 billion allocated for highway spending must be obligated to projects within 120 days of enactment otherwise those funds will be sent back to the government for redistribution
Each state’s governor must certify the state will use funds in addition to, and not to replace, state funding of transportation projects
Federal government just recently released funds to states on March 3, 2009, which were apportioned to states based on the
SAFETEA-LU highway formula – Expect to start seeing impact from stimulus funds in the third quarter of 2009
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

Financial Overview

Current Revolver Availability
Rate on revolver based on LIBOR plus 50 bps,
currently around 1.10%
Financial Covenant Tests:
Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
Following an acquisition of $100 million or
more, NuStar may increase Debt-to-EBITDA to
5.5 times for two consecutive quarters
Capital Access / Key Debt Terms &
Covenants
23
Do not anticipate need to access capital markets to
fund current operations, distributions and capital
requirements in 2009
Expect to use cash flows from operations and $1.2
billion revolver for financing purposes
Plan to access equity only for accretive acquisitions
Will continue to de-lever throughout the year and
are targeting a lower Debt-to-EBITDA by the end of
2009
3.99 times at the end of December 31, 2008
NuStar’s Investment Grade Rating important during
these uncertain times
NuStar is one of only a handful of MLPs that has an
investment grade rating – important for efficient
access to capital markets
Fitch revised its outlook to stable from negative on
February 20, 2009
Will continue to work with other rating agencies to
have negative outlook removed
Total Bank Credit $1,223
Less:
Borrowings (590)
Letters of Credit (59)
Revolver Liquidity $574
Standard & Poor’s: BBB- (Negative Outlook)
Moody’s: Baa3 (Negative Outlook)
Fitch: BBB- (Stable Outlook)
Debt/EBITDA (12/31/08): 3.99x
Debt/Capitalization (12/31/08): 46.2%
Credit Summary
(Dollars in Millions)

$1.2 billion Credit Facility $555.3
NuStar Logistics Notes (7.65%) 349.3
NuStar Logistics Notes (6.875%) 104.7
NuStar Logistics Notes (6.05%) 240.1
Kaneb Ops. Notes (5.875%) 258.9
Kaneb Ops. Notes (7.75%) 272.5
Other Debt 114.0
Total Debt $1,894.8
Total Partners’ Equity 2,206.9
Total Capitalization $4,101.7
(Dollars in Millions)
No Significant Debt Maturities Until 2012
2009 $0.7
2010 $0.8
2011 $0.8
2012 $937*
2013 $481
2014 $0.6
*  Primarily includes maturity of $555 million revolver
balance and $382 million of senior notes
Capital Structure (12/31/08) Long-Term Debt Maturities (12/31/08)

No significant debt maturities until 2012 at which time the revolver and some of the senior notes become due

2007 2008 2009
Reliability Strategic/Other

Flexible Capital Growth Program
NuStar has no major project commitments in 2009 and has a flexible capital growth program
Continue to conservatively target around $80 million of strategic growth capital spending for 2009 in light of challenging economic and capital market conditions
There are no shortage of growth opportunities and can quickly ratchet back up growth program when conditions improve
Major 2009 strategic projects include:
Approximately $20 million of pipeline projects on NuStar’s East pipeline, ammonia pipeline and at our St. James, LA facility to increase the capacity and flexibility of our two pipelines and to accommodate new and existing customers
Approximately $10 million to finish up tank expansion projects at NuStar’s Texas City, TX and Amsterdam facilities as part of our $400 million construction program
Approximately $30 million at our Texas City, TX facility to improve and upgrade it to make a world-class terminal
Approximately $14.5 million at our Paulsboro, NJ and Savannah, GA asphalt facilities to improve crude flexibility and rates, improve the energy efficiency of the refineries and increase the production of polymer modified asphalt
(Dollars in Millions)
$251
$211
$40
$202
$56
$146
$145 - $150
~$80
~$65 - $70

Total Capital In-Service Dates
Major Projects Investment 1Q08 2Q08 3Q08 4Q08
2009
Major Projects Completed in Late 2006 & 2007 $92.0
Amsterdam Expansion – Partial P1 37.8
St. Eustatius Expansion – P3 20.2
Texas City, TX Expansion 21.1
St. James, LA Expansion 25.6
Linden, NJ Pipeline Expansion 7.7
Jacksonville, FL Expansion 20.5
Amsterdam Expansion – Partial P1          37.8
Amsterdam Expansion – Option 1 5.3
St. James, LA Expansion 26.5
Amsterdam Expansion – Option 2 29.2
Texas City, TX Expansion    13.5
Asphalt/Heavy Fuel Oil Projects 35.0
Storage and Pipeline Projects 46.0
Total                                     ~$415
(Dollars in Millions)
P = Phase
Track record of completing large internal growth projects on-time and on-budget
Targeting around $80 million of internal growth projects in 2009
Plenty of opportunities to grow the business with around $500 million of new internal growth project ideas and acquisition targets over the next few years
Growth opportunities primarily focused on storage expansions
Completed
Completed
Completed
Completed
Completed
Completed
Completed
Completed
$400 million Construction Program Nearly Complete –
Should Provide Solid Contribution to 2009 Results
Completed
Completed
Completed

One of the largest independent petroleum pipeline and terminal liquids operators in the world
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses somewhat recession proof
One of the largest asphalt refiners and marketers in the U.S.
Expect to benefit from better-than-historic asphalt margins as supply continues to tighten
Proposed economic stimulus package expected to provide further growth in U.S. asphalt demand
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Despite lower expected strategic capital for 2009, continue to have plenty of opportunities to grow the business over the next few years
One of a few partnerships to have a large international presence
One of only a few partnerships with incentive distribution rights capped at 25%
Lower cost of capital provides NuStar Energy L.P. a competitive advantage
Investment grade rating and demonstrated access to capital in difficult markets
Fitch recently revised its outlook to stable from negative
Will continue to work with other rating agencies to have negative outlook removed
Experienced management team with substantial equity ownership
Higher earnings expected in 2009 despite weak global economic outlook
Investment Highlights

Questions & Answers

Appendix 29

NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
(Dollars in Thousands)
Reconciliation of Net Income to EBITDA to
Distributable Cash Flow
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations
2008 2007 2006 2005 2004 2003 2002
Income from continuing operations 254,018 $         150,298 $         149,906 $         107,675 $         78,418 $           69,593 $           55,143 $
Plus interest expense, net 90,818              76,516              66,266              41,388              20,950              15,860              4,880
Plus income tax expense 11,006              11,448              5,861                4,713                -                     -                     395
Plus depreciation and amortization expense 135,709            114,293            100,266            64,895              33,149              26,267              16,440
EBITDA from continuing operations 491,551            352,555            322,299            218,671            132,517            111,720            76,858
Less equity earnings from joint ventures 8,030                6,833                5,882                2,319                1,344                2,416                3,188
Less interest expense, net 90,818              76,516              66,266              41,388              20,950              15,860              4,880
Less reliability capital expenditures 55,669              40,337              35,803              23,707              9,701                10,353              3,943
Less income tax expense 11,006              11,448              5,861                4,713                -                     -                     -
Plus mark-to-market impact on hedge transactions (9,784)               3,131                -                     -                     -                     -                     -
Plus charges reimbursed by general partner -                     -                     575                   -                     -                     -                     -
Plus distributions from joint ventures 2,835                544                   5,141                4,657                1,373                2,803                3,590
Plus other non-cash items -                     -                     -                     2,672                -                     -                     -
Distributable cash flow from continuing operations 319,079 $         221,096 $         214,203 $         153,873 $         101,895 $         85,894 $           68,437 $
Year Ended December 31,

NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles. Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with United States generally accepted accounting principles.
2008 Debt-to-EBITDA Reconciliation
Year Ended
December 31, 2008
Net income 254,018 $
  Plus interest expense, net 90,818
  Plus income tax expense 11,006
  Plus depreciation and amortization expense 135,709
EBITDA 491,551
  Less equity earnings from joint ventures (8,030)
  Less other income, net (37,739)
  Less mark-to-market impact on all derivative transactions (9,781)
  Plus distributions from joint ventures 2,835
  Other adjustments allowed under debt agreements 36,492
Adjusted EBITDA per debt agreements 475,328 $
Total Consolidated Debt at December 31, 2008 1,894,848 $
Debt Coverage Ratio (not greater than 5.0x) 3.986x
(Unaudited, Thousands of
Dollars, Except Ratio)
The following is a reconciliation of net income to EBITDA and Adjusted EBITDA, as defined in our debt agreements: